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EXHIBIT 23.2


                        CONSENT OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS







To The Board Of Directors
American Utilicraft Corporation


                  We hereby consent to the use in the Prospectus constituting a part of this registration Statement on Form SB-2 of our report dated March 8, 2001, relating to the financial statements of American Utilicraft Corporation.

                  We also consent to the reference to our firm under the caption "Experts" in the Prospectus.

                                                 /s/ HALT, THRASHER & BUZAS, LLP

May 3, 2001                                          Halt, Thrasher & Buzas, LLP